UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

Pediatrix Medical Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-12111	26-3667538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace
Sunrise, Florida		33323
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 384-0175

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 11, 2023, Pediatrix Medical Group, Inc., a Florida corporation ("the Company"), held its 2023 Annual Shareholders’ Meeting (the “Annual Meeting”). Of the 83,635,072 shares of common stock outstanding and entitled to vote, 78,679,343 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1: All of the nominees for the Company’s Board of Directors were elected to serve until the Company’s 2024 Annual Shareholders’ Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Name	For	Against	Abstained	Broker Non-Vote
Laura A. Linynsky	74,814,862	1,062,561	31,805	2,770,115
Thomas A. McEachin	74,748,365	1,131,638	29,225	2,770,115
Mark S. Ordan	73,978,210	1,904,201	26,817	2,770,115
Michael A. Rucker	68,578,436	7,298,897	31,895	2,770,115
Guy P. Sansone	75,113,470	764,042	31,716	2,770,115
John M. Starcher, Jr.	74,815,365	1,061,736	32,127	2,770,115
James D. Swift, M.D.	75,468,494	411,167	29,567	2,770,115
Shirley A. Weis	74,298,008	1,579,336	31,884	2,770,115

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year was ratified by the Company’s shareholders, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
74,381,705	4,272,655	24,983	0

Proposal 3: The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the 2022 fiscal year, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
73,569,327	2,311,935	27,966	2,770,115

Proposal 4: The Company's shareholders indicated, on a non-binding, advisory basis, a preference to hold future advisory votes on executive compensation every year, by the votes set forth in the table below:

One Year	Two Year	Three Year	Abstained	Broker Non-Vote
71,890,793	60,488	3,922,750	35,197	2,770,115

The Company’s Board of Directors has considered the outcome of the non-binding, advisory vote regarding the frequency of future votes on executive compensation, and has determined that the Company will hold future non-binding, advisory votes on executive compensation every year until the Company’s Board of Directors otherwise determines that a different frequency for such non-binding, advisory votes is in the best interest of the Company or until the next required vote on the frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pediatrix Medical Group, Inc.

Date:	May 11, 2023	By:	/s/ C. Marc Richards
C. Marc Richards Chief Financial Officer